Exhibit 10.4
FORM OF
FIRST AMENDMENT TO SECURITY AGREEMENT
     THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this “First Amendment”), dated as of January 17, 2008, is entered into among                            , a                corporation (the “Grantor”), and CITIBANK, N.A., as Secured Party (as defined in the Security Agreement defined below) for the Secured Creditors (as defined in the Security Agreement).
BACKGROUND
     A. PowerSecure International, Inc., a Delaware corporation (the “Borrower”), the Administrative Agent and the Lenders party thereto entered into that certain Credit Agreement, dated as of August 23, 2007, as amended, supplemented, modified and restated (the “Credit Agreement”).
     B. The Grantor and the Secured Party heretofore entered into that certain Security Agreement, dated as of August 23, 2007 (the “Security Agreement”; the terms defined in the Security Agreement or the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Security Agreement or the Credit Agreement, as applicable).
     C. The Grantor is obtaining a term loan from the lenders under the Term Credit Agreement (as defined herein), and it is the intent of the Grantor and the Secured Party that the obligations secured by the Security Agreement also include, on a pari passu basis, the obligations under the Term Credit Agreement.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Grantor and the Secured Party covenant and agree as follows:
     1. AMENDMENTS TO THE SECURITY AGREEMENT.
     (a) The following defined terms are added to Section 1 of the Security Agreement in proper alphabetical order to read as follows:
          “Credit Extension” means such term as defined in each of the Credit Agreement and the Term Credit Agreement.
          “Lender” means such term as defined in each of the Credit Agreement and the Term Credit Agreement.
          “Loan Document” means such term as defined in each of the Credit Agreement and the Term Credit Agreement.
          “Loan Party” means such term as defined in each of the Credit Agreement and the Term Credit Agreement.

          “Secured Obligations” means such term as defined in each of the Credit Agreement and the Term Credit Agreement.
          “Term Credit Agreement” means that certain Term Credit Agreement, dated as of January 17, 2008, among the Grantor, the Administrative Agent and the Lenders party thereto, as amended, supplemented, modified and restated.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Grantor represents and warrants as to itself that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:
     (a) the representations and warranties of the Grantor contained in the Security Agreement are true and correct on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;
     (b) the Grantor has full power and authority to execute and deliver this First Amendment, and this First Amendment and the Security Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Grantor, enforceable against such Debtor in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and
     (c) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not already obtained, is required for the execution, delivery or performance by the Grantor of this First Amendment.
     3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective as of January 17, 2008, subject to the following:
     (a) the Secured Party shall have executed counterparts of this First Amendment;
     (b) the Secured Party shall have received counterparts of this First Amendment executed by the Grantor;
     (c) the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct; and
     (d) the Secured Party shall have received in form and substance satisfactory to the Secured Party, such other documents and certificates as the Secured Party shall require.

     4. REFERENCE TO THE SECURITY AGREEMENT.
     (a) Upon the effectiveness of this First Amendment, each reference in the Security Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Security Agreement, as affected and amended by this First Amendment.
     (b) The Security Agreement, as amended by this First Amendment, and all Liens granted thereunder shall remain in full force and effect and are hereby ratified and confirmed.
     5. COSTS, EXPENSES AND TAXES. The Grantor, agrees to pay on demand all costs and expenses of the Secured Party in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Secured Party with respect thereto and with respect to advising the Secured Party as to its rights and responsibilities under the Security Agreement, as amended by this First Amendment).
     6. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Secured Party (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     7. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by, and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America, and shall be binding upon all parties hereto and their respective successors and assigns.
     8. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
     9. ENTIRE AGREEMENT. THE SECURITY AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN, AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

GRANTOR: , a corporation
By:
Christopher T. Hutter
Chief Financial Officer

SECURED PARTY: CITIBANK, N.A.
By:	/s/ Gary D. Pitcock
Gary D. Pitcock
Vice President

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